PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Mar. 31, 2026
Prepaid Expense and Other Assets, Current [Abstract]
Schedule of Prepaid Expenses and Other Current Assets, Net

Prepaid expenses and other current assets, net consist of the following:

	March 31,	March 31,
	2026	2025
Prepaid social security-employee portion	$5,535	$5,711
Loans to third parties and employees (a)	1,645,692	1,022,178
Security deposits	92,223	101,004
VAT recoverable (b)	163,020	49,972
Prepaid expenses (c)	71,224	230,648
Others	93,916	38,683
Subtotal	2,071,610	1,448,196
Less: allowance for credit loss	(14,791)	(84,403)
Prepaid expenses and other current assets, net	$2,056,819	$1,363,793

(a)	Loans to third-parties and employees are mainly used for short-term funding to support various third-party suppliers and employees. These loans bear no interest and have terms of no more than one year. As of March 31, 2026 and 2025, the allowance for credit losses was $11,084 and $80,877, respectively. For loans to third parties and employees, approximately 11.1%, or $183,086 of the March 31, 2026 balances have been subsequently collected as of July 31, 2026.

(b)	Entities that are VAT general taxpayers are allowed to offset qualified input VAT tax paid to suppliers against their output VAT liabilities. When the output VAT exceeds the input VAT, the difference is remitted to tax authorities; whereas when the input VAT exceeds the output VAT, the difference is treated as VAT recoverable which can be carried forward to offset future net VAT payables.

(c)	Prepaid expenses primarily include prepaid professional expenses in relation to consulting services.